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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 2, 1999

                                  PARAVANT INC.
             (Exact name of registrant as specified in its charter)


               Florida                            0-28114                   59-2209179
    (State or other jurisdiction          (Commission File Number)          (IRS Employer
          of incorporation)                                             Identification No.)

     1615A West Nasa Boulevard,
        Melbourne, Florida                       32901
(Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code: (407) 727-3672

          (Former name or former address, if changed since last report)





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      ITEM 5. OTHER EVENTS.

      On April 5, 1999, Paravant Inc. (the "Company") signed a letter of intent to acquire General Atronics Corporation ("GAC"), a privately-held high technology defense electronics company. On June 2, 1999, the Company and GAC announced that they reached a mutual agreement to terminate discussions regarding the Company's acquisition of GAC.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 3, 1999                              PARAVANT INC.
                                                (Registrant)


                                                 By: /s/ Kevin J. Bartczak
                                                     -------------------------
                                                      Kevin J. Bartczak
                                                      Vice President